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                       Supplement dated March 26, 2002 to
                     the Prospectus dated June 11, 2001 for


           NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                       AND
     NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                  Investing in
                NYLIAC Variable Universal Life Separate Account-I


         This supplement amends the June 11, 2001 Prospectus for the NYLIAC Pinnacle Variable Universal Life Insurance Policies and the NYLIAC Pinnacle Survivorship Variable Universal Life Insurance Polices ("policies"). You should read this information carefully and retain this supplement for future reference. This supplement is not valid unless it is read in conjunction with a June 11, 2001 Prospectus for the policies. The terms we use in this supplement have the same meanings as in the Prospectus for the policies.

         The purpose of this supplement is to announce that effective May 1, 2002 the Calvert Social Balanced Investment Division will no longer be offered as an Allocation Alternative under the policies. This means that the Calvert Social Balanced Investment Division will not accept new premiums or transfers from other Investment Divisions or from the Fixed Account, including Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep transfers. Furthermore, the Calvert Social Balanced Investment Division will be deleted, wherever listed, from any standing instructions you have previously given us regarding premium allocation, Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep. Percentages previously assigned, if any, to the Calvert Social Balanced Investment Division will be reassigned on a pro-rata basis among the remaining Investment Divisions listed in your instructions.

     Keeping this purpose in mind, the following changes to the Prospectus for the policies will take place on May 1, 2002:


        1. All references to Calvert Social Balanced Investment Division, Calvert Social Balanced Portfolio and Calvert Variable Series, Inc. will be deleted from the Prospectus.

        2. All references to 32 Investment Divisions will be changed to 31 Investment Divisions.

        3. All references to 33 Allocation Alternatives will be changed to 32 Allocation Alternatives.




                 New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                                51 Madison Avenue
                            New York, New York 10010